Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Trinity Capital Corporation, a New Mexico corporation ("Trinity"), for the quarter ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Thomas Dolan, as Chief Financial Officer of Trinity, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trinity.

/s/ Thomas Dolan
Thomas Dolan
Chief Financial Officer
August 10, 2018